UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2024

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue

Tulsa, OK 74120

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Sale and Purchase Agreement

On July 25, 2024, Helmerich & Payne, Inc., a Delaware corporation (“Helmerich & Payne” or the “Company”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”), among the Majority Sellers named therein (the “Majority Sellers”), the Management Seller named therein (the “Management Seller”), Ocorian Limited, a private company limited by shares incorporated in Jersey (the “Trustee” and together with the Majority Sellers and the Management Seller, the “Lead Sellers”), HP Global Holdings Limited, a private company limited by shares incorporated in Jersey and a wholly owned subsidiary of the Company (the “Purchaser”), and, for certain purposes set forth therein, KCA Deutag International Limited, a private company limited by shares incorporated in Jersey (“KCA Deutag”).

The Purchase Agreement provides that, among other things, the Purchaser will acquire the entire issued share capital of KCA Deutag (collectively, the “Shares”) from the Majority Sellers and all other shareholders of KCA Deutag (such purchase and sale, together with the other transactions contemplated by the Purchase Agreement, the “Acquisition”). Pursuant to the Purchase Agreement, the Company will guarantee the obligations of the Purchaser under the Purchase Agreement.

The consideration payable by the Purchaser for the Shares will be an amount in cash equal to approximately $946.4 million (the “Unadjusted Purchase Price”), which is subject to customary downward adjustments at the closing for certain items of leakage occurring from December 31, 2023 to the closing, transaction costs and transaction-related bonuses. In addition, to the extent certain German tax obligations of KCA Deutag remain outstanding prior to closing, a portion of the Unadjusted Purchase Price equal to EUR 75.4 million plus interest on such amount at an annual rate of 1.8% from October 1, 2024 until closing will be deposited into escrow at closing until such tax obligations are finally settled. The Majority Sellers collectively own approximately 60.581% of KCA Deutag’s outstanding shares, and the Purchaser will acquire the remaining minority shares of KCA Deutag through the exercise of a drag-along right.

The consummation of the Acquisition is subject to the satisfaction or waiver of a number of conditions set forth in the Purchase Agreement, including, (i) the receipt of certain antitrust approvals necessary to consummate the Acquisition, (ii) the accuracy of the warranties set forth in the Purchase Agreement and that certain Deed of Warranty, dated as of July 25, 2024, among the warrantors named therein and the Purchaser, (iii) the absence of a material adverse change with respect to KCA Deutag and its wholly owned subsidiaries and (iv) the compliance by the Lead Sellers and KCA Deutag in all material respects of their obligations under the Purchase Agreement. Subject to the satisfaction of the conditions in the Purchase Agreement, the consummation of the Acquisition is expected to occur prior to the end of the 2024 calendar year.

The Purchase Agreement contains warranties and covenants of the parties customary for a transaction of this nature. In addition, the Sellers have agreed to indemnify the Purchaser for certain losses, including, among other things, breaches of warranties and covenants, subject to certain negotiated limitations and survival periods set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

In connection with, and concurrently with the entry into, the Purchase Agreement, the Company entered into a debt commitment letter dated July 25, 2024 with Morgan Stanley Senior Funding, Inc. (“MSSF”), pursuant to which MSSF has committed, subject to satisfaction of standard conditions, to provide the Company with an unsecured bridge loan facility in an aggregate principal amount of $1.9725 billion (the “Bridge Loan Facility”). The Company currently intends to fund the Acquisition and related fees, costs and expenses with a combination of cash on hand, borrowings and through one or more debt capital markets or loan facility transactions, subject to market conditions and other factors, and, only to the extent necessary, borrowings under the Bridge Loan Facility.

ITEM 7.01	REGULATION FD DISCLOSURE.

On July 25, 2024, Helmerich & Payne issued a press release announcing the acquisition of KCA Deutag. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On July 25, 2024, in connection with the announcement of the acquisition of KCA Deutag, Helmerich & Payne held a conference call. A presentation (the “Investor Presentation”) referenced during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

This information is being furnished pursuant to Item 7.01 of Form 8-K and the press release and Investor Presentation attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1†	Sale and Purchase Agreement, dated July 25, 2024, among Helmerich & Payne, Inc., the Majority Sellers named therein, the Management Seller named therein, Ocorian Limited, HP Global Holdings Limited and KCA Deutag International Limited.
99.1	Press Release dated July 25, 2024, issued by Helmerich & Payne, Inc.
99.2	Investor Presentation.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

†	Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Corporate Secretary

Date:	July 25, 2024